Featured Community: Camden Long Meadow Farms • Richmond, TX • 188 Single Family Homes • In Lease-up

CAMDEN℠

Living Excellence

4Q24 Earnings Release & Supplemental Financial Information

11 Greenway Plaza • Houston, TX 77046 • (713) 354-2500 • camdenliving.com
Investors Relations Contact • Kim Callahan • (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES FOURTH QUARTER 2024 OPERATING RESULTS,
2025 FINANCIAL OUTLOOK, AND FIRST QUARTER 2025 DIVIDEND

Houston, Texas (February 6, 2025) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and twelve months ended December 31, 2024. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and twelve months ended December 31, 2024 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended December 31,		Twelve Months Ended December 31,
Per Diluted Share	2024	2023	2024	2023
EPS	$0.37	$2.03	$1.50	$3.70
FFO	$1.68	$1.72	$6.70	$6.78
Core FFO	$1.73	$1.73	$6.85	$6.82
Core AFFO	$1.46	$1.44	$5.88	$5.94

	Three Months Ended	4Q24 Guidance	4Q24 Guidance
Per Diluted Share	December 31, 2024	Midpoint	Variance
EPS	$0.37	$0.36	$0.01
FFO	$1.68	$1.67	$0.01
Core FFO	$1.73	$1.70	$0.03

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	4Q24 vs. 4Q23	4Q24 vs. 3Q24	2024 vs. 2023
Revenues	0.8%	(0.5)%	1.3%
Expenses	0.2%	(4.3)%	1.8%
Net Operating Income ("NOI")	1.2%	1.6%	1.1%

Same Property Results	4Q24	4Q23	3Q24
Occupancy	95.3%	94.9%	95.5%

For 2024, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1)	4Q24	4Q23
Signed New Lease Rates	(4.7)%	(4.1)%
Signed Renewal Rates	3.2%	3.9%
Signed Blended Lease Rates	(1.2)%	(0.8)%
New Lease and Renewal Data - Date Effective (2)	4Q24	4Q23
Effective New Lease Rates	(4.7)%	(3.6)%
Effective Renewal Rates	3.3%	4.4%
Effective Blended Lease Rates	(1.1)%	(0.1)%

(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy and Bad Debt	4Q24	4Q23
Occupancy	95.3%	94.9%
Bad Debt	0.7%	1.1%

Development Activity
During the quarter, construction was completed at Camden Durham in Durham, NC and Camden Long Meadow Farms in Richmond, TX. Additionally, leasing continued at Camden Woodmill Creek in Spring, TX.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 1/31/2025
Camden Woodmill Creek	Spring, TX	189	$72.2	89%
Camden Durham	Durham, NC	420	144.8	78%
Camden Long Meadow Farms	Richmond, TX	188	71.9	53%
Total		797	$288.9

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 1/31/2025
Camden Village District	Raleigh, NC	369	$138.0
Camden South Charlotte	Charlotte, NC	420	163.0
Camden Blakeney	Charlotte, NC	349	154.0
Total		1,138	$455.0

Acquisition Activity
Subsequent to quarter-end, the Company acquired Camden Leander, a 352-home apartment community located in the Austin, TX metropolitan area for approximately $67.7 million.

Liquidity Analysis
As of December 31, 2024, Camden had over $1.0 billion of liquidity comprised of approximately $21.0 million in cash and cash equivalents, and nearly $1.0 billion of availability under its unsecured credit facility. At quarter-end, the Company had approximately $243.6 million left to fund under its existing wholly-owned development pipeline and no debt maturities until April 2026.

Earnings Guidance
Camden provided initial earnings guidance for 2025 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for first quarter 2025 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	1Q25	2025
Per Diluted Share	Range	Range	Midpoint
EPS	$0.32 - $0.36	$1.00 - $1.30	$1.15
FFO	$1.64 - $1.68	$6.50 - $6.80	$6.65
Core FFO(1)	$1.66 - $1.70	$6.60 - $6.90	$6.75
(1) The Company's 2025 core FFO guidance excludes approximately $0.10 per share of non-core charges for legal costs and settlements and expensed transaction pursuit costs.

	2025
Same Property Growth Guidance	Range	Midpoint
Revenues	0.00% - 2.00%	1.00%
Expenses	2.25% - 3.75%	3.00%
NOI	(1.50%) - 1.50%	0.00%

For 2025, the Company defines same property communities as communities owned and stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale.

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2025 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Quarterly Dividend Declaration
Camden's Board of Trust Managers declared a first quarter 2025 dividend of $1.05 per common share payable on April 17, 2025 to shareholders of record as of March 31, 2025. In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company's past performance and future prospects, as described in this press release.

Conference Call
Friday, February 7, 2025 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 6537406
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 175 properties containing 59,210 apartment homes across the United States. Upon completion of 3 properties currently under development, the Company’s portfolio will increase to 60,348 apartment homes in 178 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 17 consecutive years, most recently ranking #24. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Property revenues	$386,319	$387,587	$1,543,842	$1,542,027

Adjusted EBITDAre	226,587	228,378	898,753	901,081

Net income attributable to common shareholders	40,691	222,330	163,293	403,309
Per share - basic	0.37	2.04	1.50	3.71
Per share - diluted	0.37	2.03	1.50	3.70

Funds from operations	185,012	189,655	738,020	747,876
Per share - diluted	1.68	1.72	6.70	6.78

Core funds from operations	190,379	190,534	753,996	751,962
Per share - diluted	1.73	1.73	6.85	6.82

Core adjusted funds from operations	161,272	158,607	647,593	654,868
Per share - diluted	1.46	1.44	5.88	5.94

Dividends per share	1.03	1.00	4.12	4.00
Dividend payout ratio (FFO)	61.3%	58.1%	61.5%	59.0%

Interest expensed	32,565	33,968	129,815	133,395
Interest capitalized	3,525	5,034	17,871	20,235
Total interest incurred	36,090	39,002	147,686	153,630

Net Debt to Annualized Adjusted EBITDAre (a)	3.8x	4.0x	3.9x	4.1x
Interest expense coverage ratio	7.0x	6.7x	6.9x	6.8x
Total interest coverage ratio	6.3x	5.9x	6.1x	5.9x
Fixed charge expense coverage ratio	7.0x	6.7x	6.9x	6.8x
Total fixed charge coverage ratio	6.3x	5.9x	6.1x	5.9x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.8x	3.5x	3.8x	3.5x

Same property NOI growth (b) (c)	1.2%	0.0%	1.1%	4.3%
(# of apartment homes included)	55,866	47,423	55,866	47,423

Same property turnover
Gross turnover of apartment homes (annualized)	41%	43%	49%	51%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	31%	34%	38%	42%

	As of December 31,		As of December 31,
	2024	2023	2024	2023
Total assets	$8,852,144	$9,383,737	$8,852,144	$9,383,737
Total debt	$3,485,591	$3,715,436	$3,485,591	$3,715,436
Common and common equivalent shares, outstanding end of period (d)	110,121	110,336	110,121	110,336
Share price, end of period	$116.04	$99.29	$116.04	$99.29
Book equity value, end of period (e)	$4,747,189	$5,051,771	$4,747,189	$5,051,771
Market equity value, end of period (f)	$12,778,441	$10,955,261	$12,778,441	$10,955,261

(a) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results.
(b) "Same Property" Communities are communities which were wholly-owned by the Company and stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale.
(c) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.
(d) Includes at December 31, 2024: 108,527 common shares (including 93 common share equivalents related to share awards), plus 1,594 common share equivalents upon the assumed conversion of non-controlling units.
(e) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(f) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 25 - 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
OPERATING DATA

Property revenues (a)	$386,319	$387,587	$1,543,842	$1,542,027

Property expenses
Property operating and maintenance	90,571	89,873	365,681	353,911
Real estate taxes	47,440	46,664	193,124	195,009
Total property expenses	138,011	136,537	558,805	548,920

Non-property income
Fee and asset management	1,540	1,078	7,137	3,451
Interest and other income/(loss)	(22)	322	4,420	879
Income/(loss) on deferred compensation plans	(2,511)	9,981	12,629	15,398
Total non-property income/(loss)	(993)	11,381	24,186	19,728

Other expenses
Property management	9,274	8,767	38,331	33,706
Fee and asset management	659	440	2,200	1,717
General and administrative	18,673	15,744	72,365	62,506
Interest	32,565	33,968	129,815	133,395
Depreciation and amortization	145,474	144,956	582,014	574,813
Expense/(benefit) on deferred compensation plans	(2,511)	9,981	12,629	15,398
Total other expenses	204,134	213,856	837,354	821,535

Impairment associated with land development activities	—	—	(40,988)	—
Loss on early retirement of debt	—	—	(921)	(2,513)
Gain on sale of operating properties	—	176,497	43,806	225,416
Income from continuing operations before income taxes	43,181	225,072	173,766	414,203
Income tax expense	(572)	(897)	(2,926)	(3,650)
Net income	42,609	224,175	170,840	410,553
Net income allocated to non-controlling interests	(1,918)	(1,845)	(7,547)	(7,244)
Net income attributable to common shareholders	$40,691	$222,330	$163,293	$403,309

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$42,609	$224,175	$170,840	$410,553
Other comprehensive income
Unrealized gain/(loss) on cash flow hedging activities	—	(728)	85	(728)
Unrealized loss and unamortized prior service cost on post retirement obligation	(18)	(183)	(18)	(183)
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	351	358	2,159	1,433
Comprehensive income	42,942	223,622	173,066	411,075
Net income allocated to non-controlling interests	(1,918)	(1,845)	(7,547)	(7,244)
Comprehensive income attributable to common shareholders	$41,024	$221,777	$165,519	$403,831

PER SHARE DATA

Total earnings per common share - basic	$0.37	$2.04	$1.50	$3.71
Total earnings per common share - diluted	0.37	2.03	1.50	3.70

Weighted average number of common shares outstanding:
Basic	108,428	108,698	108,491	108,653
Diluted	108,515	110,312	108,539	109,399

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended December 31, 2024, we recognized $386.3 million of property revenue which consisted of approximately $344.9 million of rental revenue and approximately $41.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $387.6 million recognized for the three months ended December 31, 2023, made up of approximately $346.0 million of rental revenue and approximately $41.6 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the twelve months ended December 31, 2024, we recognized $1,543.8 million of property revenue which consisted of approximately $1,376.0 million of rental revenue and approximately $167.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compared to the $1,542.0 million of property revenue recognized for the twelve months ended December 31, 2023, made up of approximately $1,374.0 million of rental revenue and approximately $168.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $11.0 million and $10.7 million for the three months ended December 31, 2024 and 2023, respectively and was $42.9 million and $42.0 million for the twelve months ended December 31 2024 and 2023, respectively.

Note: Please refer to pages 25 - 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$40,691	$222,330	$163,293	$403,309
Real estate depreciation and amortization	142,403	141,892	569,998	562,654
Income allocated to non-controlling interests	1,918	1,845	7,547	7,244
Gain on sale of operating properties	—	(176,412)	(43,806)	(225,331)
Impairment associated with land development activities	—	—	40,988	—
Funds from operations	$185,012	$189,655	$738,020	$747,876

Plus: Casualty-related expenses, net of recoveries (a)	3,080	683	5,849	1,186
Plus: Severance (b)	—	—	506	—
Plus: Legal costs and settlements (b)	1,577	196	4,844	280
Plus: Loss on early retirement of debt	—	—	921	2,513
Plus: Expensed transaction, development, and other pursuit costs (b)	710	—	2,203	471
Plus: Advocacy contributions (c)	—	—	1,653	—
Less: Miscellaneous (income)/expense (d)	—	—	—	(364)
Core funds from operations	$190,379	$190,534	$753,996	$751,962

Less: recurring capitalized expenditures (e)	(29,107)	(31,927)	(106,403)	(97,094)

Core adjusted funds from operations	$161,272	$158,607	$647,593	$654,868

PER SHARE DATA
Funds from operations - diluted	$1.68	$1.72	$6.70	$6.78
Core funds from operations - diluted	1.73	1.73	6.85	6.82
Core adjusted funds from operations - diluted	1.46	1.44	5.88	5.94
Distributions declared per common share	1.03	1.00	4.12	4.00

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	110,109	110,312	110,133	110,269

PROPERTY DATA
Total operating properties (end of period) (f)	174	172	174	172
Total operating apartment homes in operating properties (end of period) (f)	58,858	58,634	58,858	58,634
Total operating apartment homes (weighted average)	58,588	59,245	58,405	59,068

.

(a) Non-core adjustment generally recorded within Property NOI.

(b) Non-core adjustment generally recorded within General and Administrative Expenses.

(c) Non-core adjustment generally recorded within Property Management Expenses.

(d) Non-core adjustment generally recorded within Interest and Other Income.

(e) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(f) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 25 - 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023
ASSETS
Real estate assets, at cost
Land	$1,722,526	$1,718,185	$1,716,515	$1,706,983	$1,711,873
Buildings and improvements	11,319,460	11,222,261	11,148,312	11,014,440	10,993,390
	13,041,986	12,940,446	12,864,827	12,721,423	12,705,263
Accumulated depreciation	(4,867,422)	(4,725,152)	(4,582,440)	(4,439,710)	(4,332,524)
Net operating real estate assets	8,174,564	8,215,294	8,282,387	8,281,713	8,372,739
Properties under development and land	401,542	418,209	439,758	477,481	486,864
Total real estate assets	8,576,106	8,633,503	8,722,145	8,759,194	8,859,603
Accounts receivable – affiliates	8,991	8,993	9,903	10,350	11,905
Other assets, net (a)	234,838	262,339	245,625	233,137	244,182
Cash and cash equivalents	21,045	31,234	93,932	92,693	259,686
Restricted cash	11,164	11,112	7,969	8,230	8,361
Total assets	$8,852,144	$8,947,181	$9,079,574	$9,103,604	$9,383,737

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,155,233	$3,121,499	$3,222,569	$3,223,285	$3,385,309
Secured	330,358	330,299	330,241	330,184	330,127
Accounts payable and accrued expenses	215,179	221,880	212,247	213,896	222,599
Accrued real estate taxes	78,529	131,693	90,702	46,612	96,517
Distributions payable	113,549	113,505	113,506	113,556	110,427
Other liabilities (b)	212,107	214,027	183,377	182,443	186,987
Total liabilities	4,104,955	4,132,903	4,152,642	4,109,976	4,331,966

Equity
Common shares of beneficial interest	1,158	1,158	1,157	1,157	1,156
Additional paid-in capital	5,930,729	5,927,477	5,924,608	5,919,851	5,914,868
Distributions in excess of net income attributable to common shareholders	(897,931)	(826,725)	(710,633)	(641,663)	(613,651)
Treasury shares	(359,732)	(359,989)	(359,975)	(356,880)	(320,364)
Accumulated other comprehensive income/(loss) (c)	974	641	283	(78)	(1,252)
Total common equity	4,675,198	4,742,562	4,855,440	4,922,387	4,980,757
Non-controlling interests	71,991	71,716	71,492	71,241	71,014
Total equity	4,747,189	4,814,278	4,926,932	4,993,628	5,051,771
Total liabilities and equity	$8,852,144	$8,947,181	$9,079,574	$9,103,604	$9,383,737

(a) Includes net deferred charges of:	$2,675	$3,244	$3,703	$4,286	$5,879

(b) Includes deferred revenues of:	$767	$830	$894	$958	$1,030

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain/(loss) on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2024 (in apartment homes)

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Grand Total
D.C. Metro (a)	6,192	—	—	—	6,192
Houston, TX	9,154	—	377	—	9,531
Phoenix, AZ	4,029	397	—	—	4,426
Dallas, TX	6,224	—	—	—	6,224
SE Florida	2,781	269	—	—	3,050
Atlanta, GA	3,744	526	—	—	4,270
Orlando, FL	3,954	—	—	—	3,954
Tampa, FL	3,104	—	—	—	3,104
Denver, CO	2,873	—	—	—	2,873
Charlotte, NC	3,123	387	—	769	4,279
Raleigh, NC	3,252	—	420	369	4,041
Austin, TX	3,360	326	—	—	3,686
San Diego/Inland Empire, CA	1,797	—	—	—	1,797
Los Angeles/Orange County, CA	1,521	290	—	—	1,811
Nashville, TN	758	—	—	—	758
Total Portfolio	55,866	2,195	797	1,138	59,996

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION			WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (c)

	"Same Property" Communities	Operating Communities (b)	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023
D.C. Metro (a)	13.8%	13.1%	96.8%	96.7%	96.9%	96.6%	96.7%
Houston, TX	13.0%	12.7%	95.1%	95.4%	95.0%	94.6%	94.4%
Phoenix, AZ	8.3%	8.6%	95.4%	93.8%	94.7%	95.2%	94.5%
Dallas, TX	8.6%	8.1%	94.9%	95.4%	95.0%	94.6%	94.3%
SE Florida	6.5%	6.8%	94.8%	96.2%	96.6%	96.5%	96.1%
Atlanta, GA	5.9%	6.3%	93.9%	94.3%	93.1%	92.7%	92.3%
Orlando, FL	7.0%	6.7%	95.3%	95.7%	95.4%	95.3%	94.9%
Tampa, FL	6.6%	6.3%	96.9%	95.6%	95.6%	96.1%	95.5%
Denver, CO	6.0%	5.6%	95.7%	96.7%	96.6%	96.4%	96.4%
Charlotte, NC	5.4%	6.0%	95.2%	95.5%	95.1%	93.6%	94.7%
Raleigh, NC	5.2%	5.4%	95.5%	95.5%	95.0%	94.7%	95.0%
Austin, TX	4.2%	4.3%	93.5%	94.0%	93.4%	92.7%	93.1%
San Diego/Inland Empire, CA	4.6%	4.4%	95.7%	96.1%	96.1%	95.1%	95.5%
Los Angeles/Orange County, CA	3.6%	4.4%	93.6%	94.0%	93.8%	92.7%	93.1%
Nashville, TN	1.3%	1.3%	92.8%	94.8%	95.3%	93.9%	93.4%
Total Portfolio	100.0%	100.0%	95.2%	95.4%	95.2%	94.8%	94.7%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2024	2023	Change	2024	2023	Change
"Same Property" Communities (a)	55,866	$365,592	$362,657	$2,935	$1,463,982	$1,444,649	$19,333
Non-"Same Property" Communities (b)	2,195	14,495	13,398	1,097	57,001	49,060	7,941
Development and Lease-Up Communities (c)	1,935	3,542	152	3,390	8,289	158	8,131
Disposition/Other (d)	—	2,690	11,380	(8,690)	14,570	48,160	(33,590)
Total Property Revenues	59,996	$386,319	$387,587	($1,268)	$1,543,842	$1,542,027	$1,815

Property Expenses
"Same Property" Communities (a)	55,866	$127,163	$126,943	$220	$520,848	$511,459	$9,389
Non-"Same Property" Communities (b)	2,195	4,902	4,911	(9)	20,277	19,122	1,155
Development and Lease-Up Communities (c)	1,935	1,468	147	1,321	4,290	172	4,118
Disposition/Other (d)	—	4,478	4,536	(58)	13,390	18,167	(4,777)
Total Property Expenses	59,996	$138,011	$136,537	$1,474	$558,805	$548,920	$9,885

Property Net Operating Income
"Same Property" Communities (a)	55,866	$238,429	$235,714	$2,715	$943,134	$933,190	$9,944
Non-"Same Property" Communities (b)	2,195	9,593	8,487	1,106	36,724	29,938	6,786
Development and Lease-Up Communities (c)	1,935	2,074	5	2,069	3,999	(14)	4,013
Disposition/Other (d)	—	(1,788)	6,844	(8,632)	1,180	29,993	(28,813)
Total Property Net Operating Income	59,996	$248,308	$251,050	($2,742)	$985,037	$993,107	($8,070)

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2023, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2023, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	COMPONENTS OF PROPERTY
SEQUENTIAL NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

		Three Months Ended
	Apartment	December 31,	September 30,	June 30,	March 31,	December 31,
Property Revenues	Homes	2024	2024	2024	2024	2023
"Same Property" Communities (a)	55,866	$365,592	$367,488	$366,424	$364,478	$362,657
Non-"Same Property" Communities (b)	2,195	14,495	14,324	14,215	13,967	13,398
Development and Lease-Up Communities (c)	1,935	3,542	2,787	1,358	602	152
Disposition/Other (d)	—	2,690	2,633	5,153	4,094	11,380
Total Property Revenues	59,996	$386,319	$387,232	$387,150	$383,141	$387,587

Property Expenses
"Same Property" Communities (a)	55,866	$127,163	$132,898	$130,943	$129,844	$126,943
Non-"Same Property" Communities (b)	2,195	4,902	5,271	5,280	4,824	4,911
Development and Lease-Up Communities (c)	1,935	1,468	1,313	909	600	147
Disposition/Other (d)	—	4,478	3,878	1,757	3,277	4,536
Total Property Expenses	59,996	$138,011	$143,360	$138,889	$138,545	$136,537

Property Net Operating Income
"Same Property" Communities (a)	55,866	$238,429	$234,590	$235,481	$234,634	$235,714
Non-"Same Property" Communities (b)	2,195	9,593	9,053	8,935	9,143	8,487
Development and Lease-Up Communities (c)	1,935	2,074	1,474	449	2	5
Disposition/Other (d)	—	(1,788)	(1,245)	3,396	817	6,844
Total Property Net Operating Income	59,996	$248,308	$243,872	$248,261	$244,596	$251,050

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2023, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2023, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	"SAME PROPERTY"
FOURTH QUARTER COMPARISONS
December 31, 2024
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	4Q24	4Q23	Growth	4Q24	4Q23	Growth	4Q24	4Q23	Growth
D.C. Metro	6,192	$47,640	$46,013	3.5%	$14,717	$14,593	0.8%	$32,923	$31,420	4.8%
Houston, TX	9,154	51,400	50,679	1.4%	20,364	19,450	4.7%	31,036	31,229	(0.6)%
Dallas, TX	6,224	34,850	34,993	(0.4)%	14,406	14,773	(2.5)%	20,444	20,220	1.1%
Phoenix, AZ	4,029	26,897	26,813	0.3%	7,122	7,207	(1.2)%	19,775	19,606	0.9%
SE Florida	2,781	24,170	24,275	(0.4)%	8,680	8,502	2.1%	15,490	15,773	(1.8)%
Atlanta, GA	3,744	23,337	23,353	(0.1)%	9,356	9,039	3.5%	13,981	14,314	(2.3)%
Orlando, FL	3,954	24,968	24,868	0.4%	8,315	9,291	(10.5)%	16,653	15,577	6.9%
Tampa, FL	3,104	23,724	23,401	1.4%	8,027	7,966	0.8%	15,697	15,435	1.7%
Denver, CO	2,873	20,279	20,111	0.8%	6,065	6,041	0.4%	14,214	14,070	1.0%
Charlotte, NC	3,123	18,557	18,508	0.3%	5,580	5,450	2.4%	12,977	13,058	(0.6)%
Raleigh, NC	3,252	17,588	17,463	0.7%	5,169	5,688	(9.1)%	12,419	11,775	5.5%
San Diego/Inland Empire, CA	1,797	15,961	15,372	3.8%	4,888	4,826	1.3%	11,073	10,546	5.0%
Austin, TX	3,360	17,801	18,508	(3.8)%	7,904	7,489	5.5%	9,897	11,019	(10.2)%
Los Angeles/Orange County, CA	1,521	13,373	13,125	1.9%	4,691	4,754	(1.3)%	8,682	8,371	3.7%
Nashville, TN	758	5,047	5,175	(2.5)%	1,879	1,874	0.3%	3,168	3,301	(4.0)%

Total Same Property	55,866	$365,592	$362,657	0.8%	$127,163	$126,943	0.2%	$238,429	$235,714	1.2%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	4Q24	4Q23	Growth	4Q24	4Q23	Growth	4Q24	4Q23	Growth
D.C. Metro	13.8%	96.8%	96.7%	0.1%	$2,314	$2,233	3.6%	$2,650	$2,563	3.4%
Houston, TX	13.0%	95.1%	94.4%	0.7%	1,690	1,684	0.4%	1,967	1,954	0.7%
Dallas, TX	8.6%	94.9%	94.3%	0.6%	1,703	1,729	(1.5)%	1,967	1,986	(1.0)%
Phoenix, AZ	8.3%	95.6%	94.5%	1.1%	1,966	1,988	(1.1)%	2,329	2,347	(0.8)%
SE Florida	6.5%	94.8%	96.0%	(1.2)%	2,707	2,695	0.4%	3,056	3,030	0.8%
Atlanta, GA	5.9%	94.3%	92.9%	1.4%	1,909	1,969	(3.0)%	2,204	2,237	(1.5)%
Orlando, FL	7.0%	95.3%	94.9%	0.4%	1,928	1,933	(0.3)%	2,209	2,210	0.0%
Tampa, FL	6.6%	96.9%	95.5%	1.4%	2,298	2,315	(0.7)%	2,630	2,631	0.0%
Denver, CO	6.0%	95.7%	96.4%	(0.7)%	2,142	2,103	1.9%	2,457	2,421	1.5%
Charlotte, NC	5.4%	95.1%	94.7%	0.4%	1,808	1,810	(0.1)%	2,083	2,086	(0.1)%
Raleigh, NC	5.2%	95.5%	95.0%	0.5%	1,606	1,620	(0.9)%	1,888	1,885	0.2%
San Diego/Inland Empire, CA	4.6%	95.7%	95.5%	0.2%	2,791	2,734	2.1%	3,095	2,986	3.6%
Austin, TX	4.2%	94.1%	94.4%	(0.3)%	1,587	1,663	(4.6)%	1,877	1,945	(3.5)%
Los Angeles/Orange County, CA	3.6%	93.1%	92.5%	0.6%	2,877	2,938	(2.1)%	3,148	3,109	1.3%
Nashville, TN	1.3%	92.8%	93.4%	(0.6)%	2,223	2,298	(3.3)%	2,389	2,434	(1.9)%

Total Same Property	100.0%	95.3%	94.9%	0.4%	$1,990	$1,994	(0.2)%	$2,289	$2,280	0.4%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
December 31, 2024
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	4Q24	3Q24	Growth	4Q24	3Q24	Growth	4Q24	3Q24	Growth
D.C. Metro	6,192	$47,640	$47,403	0.5%	$14,717	$15,105	(2.6)%	$32,923	$32,298	1.9%
Houston, TX	9,154	51,400	51,557	(0.3)%	20,364	21,028	(3.2)%	31,036	30,529	1.7%
Dallas, TX	6,224	34,850	35,228	(1.1)%	14,406	14,695	(2.0)%	20,444	20,533	(0.4)%
Phoenix, AZ	4,029	26,897	26,709	0.7%	7,122	7,671	(7.2)%	19,775	19,038	3.9%
SE Florida	2,781	24,170	24,570	(1.6)%	8,680	9,156	(5.2)%	15,490	15,414	0.5%
Atlanta, GA	3,744	23,337	23,616	(1.2)%	9,356	9,582	(2.4)%	13,981	14,034	(0.4)%
Orlando, FL	3,954	24,968	25,240	(1.1)%	8,315	9,459	(12.1)%	16,653	15,781	5.5%
Tampa, FL	3,104	23,724	23,435	1.2%	8,027	8,280	(3.1)%	15,697	15,155	3.6%
Denver, CO	2,873	20,279	20,413	(0.7)%	6,065	6,383	(5.0)%	14,214	14,030	1.3%
Charlotte, NC	3,123	18,557	18,787	(1.2)%	5,580	5,936	(6.0)%	12,977	12,851	1.0%
Raleigh, NC	3,252	17,588	17,705	(0.7)%	5,169	5,698	(9.3)%	12,419	12,007	3.4%
San Diego/Inland Empire, CA	1,797	15,961	15,905	0.4%	4,888	5,114	(4.4)%	11,073	10,791	2.6%
Austin, TX	3,360	17,801	18,167	(2.0)%	7,904	8,093	(2.3)%	9,897	10,074	(1.8)%
Los Angeles/Orange County, CA	1,521	13,373	13,535	(1.2)%	4,691	4,857	(3.4)%	8,682	8,678	0.0%
Nashville, TN	758	5,047	5,218	(3.3)%	1,879	1,841	2.1%	3,168	3,377	(6.2)%

Total Same Property	55,866	$365,592	$367,488	(0.5)%	$127,163	$132,898	(4.3)%	$238,429	$234,590	1.6%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	4Q24	3Q24	Growth	4Q24	3Q24	Growth	4Q24	3Q24	Growth
D.C. Metro	13.8%	96.8%	96.7%	0.1%	$2,314	$2,297	0.7%	$2,650	$2,639	0.4%
Houston, TX	13.0%	95.1%	95.4%	(0.3)%	1,690	1,689	0.1%	1,967	1,968	0.0%
Dallas, TX	8.6%	94.9%	95.4%	(0.5)%	1,703	1,711	(0.5)%	1,967	1,978	(0.6)%
Phoenix, AZ	8.3%	95.6%	94.0%	1.6%	1,966	1,973	(0.4)%	2,329	2,351	(0.9)%
SE Florida	6.5%	94.8%	96.1%	(1.3)%	2,707	2,715	(0.3)%	3,056	3,064	(0.3)%
Atlanta, GA	5.9%	94.3%	94.9%	(0.6)%	1,909	1,935	(1.3)%	2,204	2,217	(0.6)%
Orlando, FL	7.0%	95.3%	95.7%	(0.4)%	1,928	1,933	(0.3)%	2,209	2,224	(0.7)%
Tampa, FL	6.6%	96.9%	95.6%	1.3%	2,298	2,301	(0.1)%	2,630	2,633	(0.1)%
Denver, CO	6.0%	95.7%	96.7%	(1.0)%	2,142	2,137	0.2%	2,457	2,450	0.3%
Charlotte, NC	5.4%	95.1%	95.5%	(0.4)%	1,808	1,817	(0.5)%	2,083	2,101	(0.8)%
Raleigh, NC	5.2%	95.5%	95.5%	0.0%	1,606	1,614	(0.5)%	1,888	1,900	(0.7)%
San Diego/Inland Empire, CA	4.6%	95.7%	96.1%	(0.4)%	2,791	2,779	0.4%	3,095	3,071	0.8%
Austin, TX	4.2%	94.1%	94.7%	(0.6)%	1,587	1,611	(1.5)%	1,877	1,904	(1.4)%
Los Angeles/Orange County, CA	3.6%	93.1%	93.6%	(0.5)%	2,877	2,902	(0.9)%	3,148	3,169	(0.7)%
Nashville, TN	1.3%	92.8%	94.8%	(2.0)%	2,223	2,243	(0.9)%	2,389	2,421	(1.3)%

Total Same Property	100.0%	95.3%	95.5%	(0.2)%	$1,990	$1,995	(0.3)%	$2,289	$2,296	(0.3)%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
December 31, 2024
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)(b)	Included	2024	2023	Growth	2024	2023	Growth	2024	2023	Growth
D.C. Metro	6,192	$188,373	$181,584	3.7%	$59,317	$57,335	3.5%	$129,056	$124,249	3.9%
Houston, TX	9,154	205,193	201,234	2.0%	86,217	87,216	(1.1)%	118,976	114,018	4.3%
Dallas, TX	6,224	140,394	140,274	0.1%	58,858	58,274	1.0%	81,536	82,000	(0.6)%
Phoenix, AZ	4,029	107,502	107,065	0.4%	29,278	28,838	1.5%	78,224	78,227	0.0%
SE Florida	2,781	97,978	95,989	2.1%	35,202	32,973	6.8%	62,776	63,016	(0.4)%
Atlanta, GA	3,744	94,430	94,453	0.0%	36,073	34,794	3.7%	58,357	59,659	(2.2)%
Orlando, FL	3,954	100,675	99,788	0.9%	36,979	37,204	(0.6)%	63,696	62,584	1.8%
Tampa, FL	3,104	93,899	93,229	0.7%	32,915	32,229	2.1%	60,984	61,000	0.0%
Denver, CO	2,873	80,929	79,692	1.6%	24,463	24,133	1.4%	56,466	55,559	1.6%
Charlotte, NC	3,123	74,352	73,522	1.1%	22,390	21,519	4.0%	51,962	52,003	(0.1)%
Raleigh, NC	3,252	70,518	70,104	0.6%	21,963	21,730	1.1%	48,555	48,374	0.4%
San Diego/Inland Empire, CA	1,797	63,023	59,873	5.3%	19,604	19,170	2.3%	43,419	40,703	6.7%
Austin, TX	3,360	72,574	74,452	(2.5)%	31,228	31,035	0.6%	41,346	43,417	(4.8)%
Los Angeles/Orange County, CA	1,521	53,528	52,099	2.7%	19,068	17,670	7.9%	34,460	34,429	0.1%
Nashville, TN	758	20,614	21,291	(3.2)%	7,293	7,339	(0.6)%	13,321	13,952	(4.5)%

Total Same Property	55,866	$1,463,982	$1,444,649	1.3%	$520,848	$511,459	1.8%	$943,134	$933,190	1.1%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Year to Date Results (b)	Contribution	2024	2023	Growth	2024	2023	Growth	2024	2023	Growth
D.C. Metro	13.7%	96.7%	96.5%	0.2%	$2,279	$2,203	3.4%	$2,620	$2,533	3.5%
Houston, TX	12.6%	95.0%	94.7%	0.3%	1,686	1,668	1.1%	1,966	1,934	1.7%
Dallas, TX	8.6%	95.0%	95.1%	(0.1)%	1,713	1,723	(0.6)%	1,979	1,976	0.2%
Phoenix, AZ	8.3%	94.9%	94.4%	0.5%	1,976	1,988	(0.6)%	2,342	2,343	(0.1)%
SE Florida	6.7%	95.9%	96.1%	(0.2)%	2,707	2,661	1.7%	3,061	2,993	2.3%
Atlanta, GA	6.2%	94.2%	93.9%	0.3%	1,942	1,981	(2.0)%	2,231	2,238	(0.3)%
Orlando, FL	6.8%	95.4%	95.8%	(0.4)%	1,933	1,921	0.6%	2,223	2,196	1.3%
Tampa, FL	6.5%	96.1%	96.1%	0.0%	2,303	2,296	0.3%	2,625	2,605	0.7%
Denver, CO	6.0%	96.3%	96.3%	0.0%	2,123	2,074	2.4%	2,439	2,401	1.6%
Charlotte, NC	5.4%	94.7%	95.1%	(0.4)%	1,812	1,790	1.2%	2,094	2,062	1.5%
Raleigh, NC	5.1%	95.2%	95.4%	(0.2)%	1,611	1,606	0.3%	1,899	1,883	0.8%
San Diego/Inland Empire, CA	4.6%	95.8%	95.6%	0.2%	2,765	2,681	3.1%	3,052	2,903	5.1%
Austin, TX	4.4%	94.2%	94.9%	(0.7)%	1,619	1,667	(2.9)%	1,912	1,946	(1.8)%
Los Angeles/Orange County, CA	3.7%	93.0%	94.5%	(1.5)%	2,894	2,924	(1.0)%	3,154	3,025	4.2%
Nashville, TN	1.4%	94.2%	95.5%	(1.3)%	2,246	2,299	(2.3)%	2,405	2,450	(1.9)%

Total Same Property	100.0%	95.2%	95.3%	(0.1)%	$1,992	$1,979	0.7%	$2,292	$2,260	1.4%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
December 31, 2024
(In thousands)

(Unaudited)

					% of Actual
					4Q24 Operating
Quarterly Comparison (a) (b)	4Q24	4Q23	$ Change	% Change	Expenses

Property Taxes	$44,712	$43,836	$876	2.0%	35.2%
Salaries and Benefits for On-site Employees	24,408	23,628	780	3.3%	19.2%
Utilities	25,781	24,827	954	3.8%	20.2%
Repairs and Maintenance	15,164	15,330	(166)	(1.1)%	11.9%
Property Insurance	6,896	9,849	(2,953)	(30.0)%	5.4%
General and Administrative	6,445	6,111	334	5.5%	5.1%
Marketing and Leasing	2,632	2,326	306	13.2%	2.1%
Other	1,125	1,036	89	8.6%	0.9%

Total Same Property	$127,163	$126,943	$220	0.2%	100.0%

					% of Actual
					4Q24 Operating
Sequential Comparison (a) (b)	4Q24	3Q24	$ Change	% Change	Expenses

Property Taxes	$44,712	$44,812	($100)	(0.2)%	35.2%
Salaries and Benefits for On-site Employees	24,408	24,907	(499)	(2.0)%	19.2%
Utilities	25,781	26,605	(824)	(3.1)%	20.2%
Repairs and Maintenance	15,164	18,375	(3,211)	(17.5)%	11.9%
Property Insurance	6,896	7,773	(877)	(11.3)%	5.4%
General and Administrative	6,445	6,074	371	6.1%	5.1%
Marketing and Leasing	2,632	3,117	(485)	(15.6)%	2.1%
Other	1,125	1,235	(110)	(8.9)%	0.9%

Total Same Property	$127,163	$132,898	($5,735)	(4.3)%	100.0%

					% of Actual
					2024 Operating
Year to Date Comparison (a) (b)	2024	2023	$ Change	% Change	Expenses

Property Taxes	$182,905	$183,186	($281)	(0.2)%	35.1%
Salaries and Benefits for On-site Employees	96,506	90,773	5,733	6.3%	18.5%
Utilities	102,319	97,480	4,839	5.0%	19.6%
Repairs and Maintenance	67,307	65,060	2,247	3.5%	12.9%
Property Insurance	31,531	37,950	(6,419)	(16.9)%	6.1%
General and Administrative	24,980	24,062	918	3.8%	4.8%
Marketing and Leasing	10,788	8,785	2,003	22.8%	2.1%
Other	4,512	4,163	349	8.4%	0.9%

Total Same Property	$520,848	$511,459	$9,389	1.8%	100.0%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF DECEMBER 31, 2024 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Cost to			Construction	Initial	Construction	Stabilized	As of 1/31/2025
		Homes	Date			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Woodmill Creek	189	$72.2			3Q22	4Q23	2Q24	2Q25	89%	87%
	Spring, TX
2	Camden Durham	420	144.8			1Q21	3Q23	4Q24	3Q25	78%	77%
	Durham, NC
3.	Camden Long Meadow Farms	188	71.9			3Q22	1Q24	4Q24	3Q25	53%	52%
	Richmond, TX

Total Completed Communities in Lease-Up		797	$288.9							75%	73%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 1/31/2025
Development Communities		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Village District	369	$138.0	$121.9	$121.9	2Q22	1Q25	4Q25	2Q27
	Raleigh, NC
2.	Camden South Charlotte	420	163.0	51.0	51.0	2Q24	2Q26	2Q27	4Q28
	Charlotte, NC
3.	Camden Blakeney	349	154.0	38.5	38.5	2Q24	4Q26	3Q27	3Q28
	Charlotte, NC

Total Development Communities		1,138	$455.0	$211.4	$211.4					#DIV/0!	#DIV/0!

Additional Development Pipeline and Land(a)					190.1

Total Properties Under Development and Land (per Balance Sheet)					$401.5

NOI Contribution from Development Communities ($ in millions)								Cost to Date	4Q24 NOI
Completed Communities in Lease-Up								$288.9	$2.1
Development Communities in Lease-Up								—	—
Total Development Communities NOI Contribution								$288.9	$2.1

(a) Please refer to the Development Pipeline Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF DECEMBER 31, 2024 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Nations	393	$176.0	$43.0
	Nashville, TN
2.	Camden Baker	434	191.0	36.6
	Denver, CO
3.	Camden Gulch	498	300.0	52.7
	Nashville, TN
Development Pipeline		1,325	$667.0	$132.3

Other (b)				$57.8

Total Development Pipeline and Land				$190.1

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

(b) Includes land holdings no longer under active development and predevelopment costs incurred in pursuit of new developments.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2024/2025 ACQUISITION & DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

2024 Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Vantage	Atlanta, GA	$115.0	592 Homes	$1,745	2010	2/7/2024

Total/Average Disposition			$115.0	592 Homes	$1,745

				Apartment	Weighted Average
2025 Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Leander	Leander, TX	$67.7	352 Homes	$1,541	2023	1/23/2025

Total/Average Acquisitions			$67.7	352 Homes	$1,541

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2024:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2025	$(3,572)	$—	$—	$(3,572)	(0.1)%	—%
2026	(3,386)	24,000	545,292	565,906	16.2%	5.7%
2027	(2,433)	174,900	—	172,467	5.0%	3.9%
2028	(2,143)	132,025	400,000	529,882	15.2%	3.8%
2029	(1,767)	—	600,000	598,233	17.2%	3.8%
Thereafter	(5,325)	—	1,450,000	1,444,675	41.4%	3.6%
Total Maturing Debt	($18,626)	$330,925	$2,995,292	$3,307,591	94.9%	4.0%

Unsecured Line of Credit	$—	$—	$178,000	$178,000	5.1%	5.1%
Total Debt	($18,626)	$330,925	$3,173,292	$3,485,591	100.0%	4.1%

Weighted Average Maturity of Debt		6.2 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$721,162	20.7%	5.6%	2.0 Years
Fixed rate debt	2,764,429	79.3%	3.7%	7.2 Years
Total	$3,485,591	100.0%	4.1%	6.2 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$3,155,233	90.5%	4.1%	6.5 Years
Secured debt	330,358	9.5%	3.9%	2.6 Years
Total	$3,485,591	100.0%	4.1%	6.2 Years

REAL ESTATE ASSETS: (c)	Total Homes	% of Total	Total Cost	% of Total	4Q24 NOI	% of Total
Unencumbered real estate assets	55,386	92.3%	$12,084,930	89.9%	$232,254	93.5%
Encumbered real estate assets	4,610	7.7%	1,358,598	10.1%	16,054	6.5%
Total	59,996	100.0%	$13,443,528	100.0%	$248,308	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.8x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Real estate assets include communities under development and properties held for sale.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2025 AND 2026:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
1Q 2025	($884)	$—	$—	($884)	N/A
2Q 2025	(890)	—	—	(890)	N/A
3Q 2025	(896)	—	—	(896)	N/A
4Q 2025	(902)	—	—	(902)	N/A
2025	($3,572)	$—	$—	($3,572)	—%

1Q 2026	($908)	$—	$—	($908)	N/A
2Q 2026	(898)	11,950	—	11,052	4.0%
3Q 2026	(905)	—	40,000	39,095	5.5%
4Q 2026	(675)	12,050	505,292	516,667	5.7%
2026	($3,386)	$24,000	$545,292	$565,906	5.7%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	21%	Yes

Secured Debt to Gross Asset Value	<	40%	2%	Yes

Consolidated Adjusted EBITDAre to Total Fixed Charges	>	150%	581%	Yes

Unsecured Debt to Gross Asset Value	<	60%	21%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	25%	Yes

Total Secured Debt to Total Asset Value	<	40%	2%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	391%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	606%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Fourth Quarter 2024
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$2,517	$43	$445	$8
Appliances	10	years	1,470	25	454	8
Painting	—		—	—	1,853	32
Cabinetry/Countertops	8	years	225	4	—	—
Other	8	years	2,281	39	1,249	21
Exteriors
Painting	7	years	1,246	21	—	—
Carpentry	10	years	336	6	—	—
Landscaping	5	years	1,693	29	3,039	52
Roofing	17	years	3,224	55	236	4
Site Drainage	10	years	216	4	—	—
Fencing/Stair	10	years	589	10	—	—
Other (b)	9	years	4,725	80	4,593	78
Common Areas
Mech., Elec., Plumbing	9	years	7,910	135	3,647	62
Parking/Paving	5	years	296	5	—	—
Pool/Exercise/Facility	6	years	2,379	41	427	7
Total Recurring (c)			$29,107	$497	$15,943	$272
Weighted Average Apartment Homes				58,588		58,588

Non-recurring & revenue enhancing capitalized expenditures (d)			$395

Reposition Expenditures (e)	10	years	$18,050	$28,560
Repositioned Apartment Homes				632

	Year to Date 2024
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$11,827	$203	$1,990	$34
Appliances	10	years	5,664	97	1,917	33
Painting	—		—	—	8,203	140
Cabinetry/Countertops	8	years	671	11	—	—
Other	8	years	9,267	159	5,195	89
Exteriors
Painting	7	years	4,375	75	—	—
Carpentry	10	years	1,987	34	—	—
Landscaping	5	years	4,104	70	13,701	235
Roofing	17	years	11,174	191	1,185	20
Site Drainage	10	years	478	8	—	—
Fencing/Stair	10	years	2,007	34	—	—
Other (b)	9	years	18,504	317	19,693	337
Common Areas
Mech., Elec., Plumbing	9	years	26,902	461	16,497	282
Parking/Paving	5	years	1,552	27	—	—
Pool/Exercise/Facility	6	years	7,891	135	2,134	37
Total Recurring (c)			$106,403	$1,822	$70,515	$1,207
Weighted Average Apartment Homes				58,405		58,405

Non-recurring & revenue enhancing capitalized expenditures (d)			$2,275

Reposition Expenditures (e)	10	years	$86,081	$30,798
Repositioned Apartment Homes				2,795

(a) Weighted average useful life of capitalized expenses for the three and twelve months ended December 31, 2024.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three and twelve months ended December 31, 2024 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	2025 FINANCIAL OUTLOOK
AS OF FEBRUARY 6, 2025

(Unaudited)

Earnings Guidance - Per Diluted Share
Expected FFO per share - diluted	$6.50 - $6.80
Expected CORE FFO per share - diluted	$6.60 - $6.90

"Same Property" Communities
Number of Units - 2025	57,114
2024 Base Net Operating Income	$968 million

Primary Components of Revenue Growth:
2025 Rental Rate Earn-In based on 2024 Results	0.0%
December 2024 to December 2025 Assumed Market Rent Growth (1/2 Typically Achieved)	0.00% - 2.80%
Occupancy Improvement	0.00% - 0.40%
Occupancy Midpoint	95.4%
Bad Debt Improvement	0.00% - 0.20%
Bad Debt Midpoint	0.7%

Total Revenue Growth	0.00% - 2.00%
Total Expense Growth	2.25% - 3.75%
Net Operating Income Growth	(1.50%) - 1.50%
Impact from 1.0% change in NOI Growth is approximately $0.09 / share

Capitalized Expenditures
Recurring	$108 - $112 million
Revenue Enhancing Capex and Repositions (a)	$96 - $100 million
Non - Recurring Capital Expenditures	$27 - $29 million

Acquisitions/Dispositions
Acquisition Volume	$600 - $900 million
Disposition Volume	$600 - $900 million

Development
Development Starts	$175 - $675 million
Development Spend	$270 - $300 million

Non-Property Income
Non-Property Income	$7 - $9 million
Includes: Fee and asset management income and interest and other income

Corporate Expenses
General and Administrative (G&A) Expenses	$76 - $80 million
Non-Core Adjustments included above in G&A (b)	$10 - $11 million
Property Management Expenses	$34 - $38 million
Fee and Asset Management Expenses	$2 - $3 million
Corporate G&A Depreciation/Amortization	$11 - $13 million
Income Tax Expenses	$3 - $4 million

Capital
Expensed Interest	$139 - $143 million
Capitalized Interest	$15 - $17 million

(a) Revenue Enhancing Capex and Repositions are capital expenditures that improve a community's cash flow and competitive position, typically kitchen and bath upgrades, or other new amenities.

(b) Non-Core Adjustments are items not considered part of our core business operations. Items recorded to General and Administrative Expenses generally includes legal costs and settlements and expensed transaction pursuit costs.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document. Additionally, please refer to pages 25 - 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains and losses on dispositions of real estate, impairment write-downs of certain real estate assets, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for Non-Core Adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes not only depreciation expense of real estate assets, but it also excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Net income attributable to common shareholders	$40,691	$222,330	$163,293	$403,309
Real estate depreciation and amortization	142,403	141,892	569,998	562,654
Income allocated to non-controlling interests	1,918	1,845	7,547	7,244
Gain on sale of operating properties	—	(176,412)	(43,806)	(225,331)
Impairment associated with land development activities	—	—	40,988	—
Funds from operations	$185,012	$189,655	$738,020	$747,876

Plus: Casualty-related expenses, net of recoveries	3,080	683	5,849	1,186
Plus: Severance	—	—	506	—
Plus: Legal costs and settlements	1,577	196	4,844	280
Plus: Loss on early retirement of debt	—	—	921	2,513
Plus: Expensed transaction, development, and other pursuit costs	710	—	2,203	471
Plus: Advocacy contributions	—	—	1,653	—
Less: Miscellaneous (income)/expense	—	—	—	(364)
Core funds from operations	$190,379	$190,534	$753,996	$751,962

Less: recurring capitalized expenditures	(29,107)	(31,927)	(106,403)	(97,094)

Core adjusted funds from operations	$161,272	$158,607	$647,593	$654,868

Weighted average number of common shares outstanding:
EPS diluted	108,515	110,312	108,539	109,399
FFO/Core FFO/ Core AFFO diluted	110,109	110,312	110,133	110,269

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Total Earnings Per Common Share - Diluted	$0.37	$2.03	$1.50	$3.70
Real estate depreciation and amortization	1.28	1.28	5.16	5.07
Income allocated to non-controlling interests	0.03	0.01	0.07	0.05
Gain on sale of operating properties	—	(1.60)	(0.40)	(2.04)
Impairment associated with land development activities	—	—	0.37	—
FFO per common share - Diluted	$1.68	$1.72	$6.70	$6.78

Plus: Casualty-related expenses, net of recoveries	0.03	0.01	0.05	0.01
Plus: Severance	—	—	—	—
Plus: Legal costs and settlements	0.01	—	0.04	—
Plus: Loss on early retirement of debt	—	—	0.02	0.03
Plus: Expensed transaction, development, and other pursuit costs	0.01	—	0.02	—
Plus: Advocacy contributions	—	—	0.02	—
Less: Miscellaneous (income)/expense	—	—	—	—
Core FFO per common share - Diluted	$1.73	$1.73	$6.85	$6.82

Less: recurring capitalized expenditures	(0.27)	(0.29)	(0.97)	(0.88)

Core AFFO per common share - Diluted	$1.46	$1.44	$5.88	$5.94

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	1Q25	Range	2025	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.32	$0.36	$1.00	$1.30
Expected real estate depreciation and amortization	1.30	1.30	5.43	5.43
Expected income allocated to non-controlling interests	0.02	0.02	0.07	0.07
Expected FFO per share - diluted	$1.64	$1.68	$6.50	$6.80
Anticipated Adjustments to FFO	0.02	0.02	0.10	0.10
Expected Core FFO per share - diluted	$1.66	$1.70	$6.60	$6.90

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2024	2023	2024	2023
Net income	$42,609	$224,175	$170,840	$410,553
Less: Fee and asset management income	(1,540)	(1,078)	(7,137)	(3,451)
Less: Interest and other income/(loss)	22	(322)	(4,420)	(879)
Less: Income/(loss) on deferred compensation plans	2,511	(9,981)	(12,629)	(15,398)
Plus: Property management expense	9,274	8,767	38,331	33,706
Plus: Fee and asset management expense	659	440	2,200	1,717
Plus: General and administrative expense	18,673	15,744	72,365	62,506
Plus: Interest expense	32,565	33,968	129,815	133,395
Plus: Depreciation and amortization expense	145,474	144,956	582,014	574,813
Plus: Expense/(benefit) on deferred compensation plans	(2,511)	9,981	12,629	15,398
Plus: Impairment associated with land development activities	—	—	40,988	—
Plus: Loss on early retirement of debt	—	—	921	2,513
Less: Gain on sale of operating properties	—	(176,497)	(43,806)	(225,416)
Plus: Income tax expense	572	897	2,926	3,650
NOI	$248,308	$251,050	$985,037	$993,107

"Same Property" Communities	$238,429	$235,714	$943,134	$933,190
Non-"Same Property" Communities	9,593	8,487	36,724	29,938
Development and Lease-Up Communities	2,074	5	3,999	(14)
Disposition/Other	(1,788)	6,844	1,180	29,993
NOI	$248,308	$251,050	$985,037	$993,107

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains from the sale of certain real estate assets, including gains/losses on change of control, plus impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions, and impairment write-downs of certain real estate assets. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2024	2023	2024	2023
Net income	$42,609	$224,175	$170,840	$410,553
Plus: Interest expense	32,565	33,968	129,815	133,395
Plus: Depreciation and amortization expense	145,474	144,956	582,014	574,813
Plus: Income tax expense	572	897	2,926	3,650
Less: Gain on sale of operating properties	—	(176,497)	(43,806)	(225,416)
Plus: Impairment associated with land development activities	—	—	40,988	—
EBITDAre	$221,220	$227,499	$882,777	$896,995

Plus: Casualty-related expenses, net of recoveries	3,080	683	5,849	1,186
Plus: Severance	—	—	506	—
Plus: Legal costs and settlements	1,577	196	4,844	280
Plus: Loss on early retirement of debt	—	—	921	2,513
Plus: Expensed transaction, development, and other pursuit costs	710	—	2,203	471
Plus: Advocacy contributions	—	—	1,653	—
Less: Miscellaneous (income)/expense	—	—	—	(364)
Adjusted EBITDAre	$226,587	$228,378	$898,753	$901,081
Annualized Adjusted EBITDAre	$906,348	$913,512	$898,753	$901,081

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended December 31,		Twelve months ended December 31,
	2024	2023	2024	2023
Unsecured notes payable	$3,169,511	$3,394,948	$3,207,170	$3,350,767
Secured notes payable	330,338	330,108	330,251	391,745
Total debt	3,499,849	3,725,056	3,537,421	3,742,512
Less: Cash and cash equivalents	(11,022)	(95,392)	(43,782)	(30,257)
Net debt	$3,488,827	$3,629,664	$3,493,639	$3,712,255

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended December 31,		Twelve months ended December 31,
	2024	2023	2024	2023
Net debt	$3,488,827	$3,629,664	$3,493,639	$3,712,255
Annualized Adjusted EBITDAre	906,348	913,512	898,753	901,081
Net Debt to Annualized Adjusted EBITDAre	3.8x	4.0x	3.9x	4.1x

CAMDEN	OTHER DEFINITIONS

(Unaudited)

Bad Debt: Represents bad debt expense and reserves as a percentage of rental revenues.
Core FFO: Represents FFO as further adjusted for items not considered part of our core business operations, such as casualty-related expenses, net of recoveries, severance, legal costs and settlements, net of recoveries, loss on early retirement of debt, expensed transaction, development and other pursuit costs, net of recoveries, net below market lease amortization, pandemic resident relief, advocacy contributions, and miscellaneous (income)/expense adjustments.
Development Communities: Non-stabilized communities which are under development or have been recently developed, excluding properties held for sale.
Effective Blended Lease Rates: Average change in same property combined new lease and renewal rates versus expiring lease rates when effective, regardless of lease term. Effective blended lease rates are the weighted average of effective new lease rates and effective renewal rates achieved.
Effective New Lease Rates: Average change in same property new lease rates versus expiring lease rates when effective, regardless of lease term.
Effective Renewal Rates: Average change in same property renewal rates versus expiring lease rates when effective, regardless of lease term.
Encumbered Real Estate Assets: Assets subject to a mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Gross Turnover: Total resident moveouts for the period annualized as a percentage of total apartment homes.
Lease-Up Communities: Non-stabilized communities which are in the leasing process and have not yet reached a stabilized level of occupancy.
Net Debt: Average monthly balance of total debt during the period, less the average monthly balance of cash and cash equivalents during the period.
Net Turnover: Total resident move-outs excluding on-site transfers and transfers to other Camden communities for the period annualized as a percentage of total apartment homes.
Non-Core Adjustments: Items not considered part of our core business operations. Items recorded to General and Administrative Expenses generally includes severance, legal costs and settlements, net of recoveries, and expensed transaction, developments, and other pursuit costs. Items recorded to Property Management Expenses may include advocacy contributions. Items recorded to Interest and Other Income may include miscellaneous expenses.
Non-Recurring & Revenue Enhancing Capitalized Expenditures: Capital expenditures primarily composed of non-recurring or one-time additions such as smart access solutions, LED lighting programs, and other non-routine items.
Non-Same Property Communities: Stabilized communities not owned or stabilized since January 1, 2023, including communities under redevelopment, and excluding properties held for sale.
Occupancy: Number of physically occupied apartment homes for the period divided by total apartment homes.
Operating Communities: Wholly owned communities, excluding communities under construction.
Recurring Capital Expenditures: Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
Redevelopment Communities: Communities with capital expenditures that improve cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.
Reposition Expenditures: Capital expenditures for apartment unit renovations, including kitchen and bath upgrades or other new amenities, designed to position assets for higher rental levels in their respective markets.
Same Property Communities: Communities wholly owned by the Company and stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale.
Signed Blended Lease Rates: Average change in same property combined new lease and renewal rates versus expiring lease rates when signed, regardless of lease term. Signed blended lease rates are the weighted average of signed new lease rates and signed renewal rates achieved.
Signed New Lease Rates: Average change in same property new lease rates versus expiring lease rates when signed, regardless of lease term.
Signed Renewal Rates: Average change in same property renewal rates versus expiring lease rates when signed, regardless of lease term.
Stabilized Communities: Communities which have reached and maintained an occupancy level at or above 90% for the prior 30 days.
Unencumbered Real Estate Assets: Assets free and clear of any mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Weighted Average Monthly Rental Rate: Rental rate for leases in place and vacant units at market rate after loss to lease and concessions, but before vacancy and bad debt.
Weighted Average Monthly Revenue Per Occupied Home: Reported revenues divided by average occupied homes for the period on a monthly basis.

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q1 '25	Q2 '25	Q3 '25	Q4 '25
Earnings Release & Conference Call	Early May	Late July	Late October	Early February

Dividend Information - Common Shares:	Q1 '24	Q2 '24	Q3 '24	Q4 '24
Declaration Date	2/1/2024	6/14/2024	9/16/2024	12/4/2024
Record Date	3/29/2024	6/28/2024	9/30/2024	12/18/2024
Payment Date	4/17/2024	7/17/2024	10/17/2024	1/17/2025
Distributions Per Share	$1.03	$1.03	$1.03	$1.03

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chief Executive Officer & Chairman
D. Keith Oden	Executive Vice Chairman
Alexander J. Jessett	President & Chief Financial Officer
Laurie A. Baker	Chief Operating Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2024

(Unaudited)							4Q24 Avg Monthly		4Q24 Avg Monthly
			Year Placed	Average	Apartment	4Q24 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	96%	$1,952	$1.70	$2,295	$2.00
Camden Copper Square	Phoenix	AZ	2000	786	332	96%	1,651	2.10	1,996	2.54
Camden Foothills	Scottsdale	AZ	2014	1,032	220	96%	2,148	2.08	2,605	2.52
Camden Legacy	Scottsdale	AZ	1996	1,067	428	96%	2,019	1.89	2,361	2.21
Camden Montierra	Scottsdale	AZ	1999	1,071	249	95%	1,965	1.83	2,367	2.21
Camden North End	Phoenix	AZ	2019	921	441	96%	2,027	2.20	2,427	2.64
Camden North End II	Phoenix	AZ	2021	885	343	96%	2,040	2.30	2,403	2.72
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	97%	2,232	2.50	2,502	2.81
Camden Pecos Ranch	Chandler	AZ	2001	949	272	96%	1,692	1.78	2,021	2.13
Camden San Marcos	Scottsdale	AZ	1995	984	320	95%	1,889	1.92	2,220	2.26
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	2,012	1.93	2,368	2.27
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	93%	2,007	1.54	2,436	1.87
Camden Tempe	Tempe	AZ	2015	1,043	234	94%	1,923	1.84	2,323	2.23
Camden Tempe II	Tempe	AZ	2023	981	397	93%	1,957	1.99	2,247	2.29
TOTAL ARIZONA	14	Properties		995	4,426	95%	1,965	1.98	2,321	2.33

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	93%	2,810	2.79	3,093	3.07
Camden Glendale	Glendale	CA	2015	893	307	97%	2,864	3.21	3,136	3.51
Camden Harbor View	Long Beach	CA	2004/2016	981	547	90%	2,896	2.95	3,189	3.25
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	97%	2,769	2.74	3,080	3.05
The Camden	Hollywood	CA	2016	767	287	95%	2,942	3.84	3,169	4.13
Total Los Angeles/Orange County	5	Properties		943	1,811	94%	2,860	3.03	3,138	3.33

Camden Hillcrest	San Diego	CA	2021	1,223	132	93%	3,656	2.99	3,963	3.24
Camden Landmark	Ontario	CA	2006	982	469	96%	2,301	2.34	2,551	2.60
Camden Old Creek	San Marcos	CA	2007	1,037	350	97%	2,992	2.88	3,314	3.19
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	95%	2,888	3.00	3,261	3.39
Camden Tuscany	San Diego	CA	2003	895	160	98%	3,249	3.63	3,560	3.98
Camden Vineyards	Murrieta	CA	2002	1,053	264	93%	2,528	2.40	2,768	2.63
Total San Diego/Inland Empire	6	Properties		1,009	1,797	96%	2,791	2.77	3,095	3.07

TOTAL CALIFORNIA	11	Properties		975	3,608	95%	2,825	2.90	3,115	3.19

Camden Belleview Station	Denver	CO	2009	888	270	96%	1,992	2.24	2,266	2.55
Camden Caley	Englewood	CO	2000	921	218	96%	1,981	2.15	2,286	2.48
Camden Denver West	Golden	CO	1997	1,015	320	97%	2,339	2.30	2,646	2.61
Camden Flatirons	Denver	CO	2015	960	424	96%	2,091	2.18	2,422	2.52
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	95%	2,368	2.06	2,706	2.36
Camden Interlocken	Broomfield	CO	1999	1,002	340	95%	2,146	2.14	2,480	2.48
Camden Lakeway	Littleton	CO	1997	929	459	95%	2,114	2.28	2,416	2.60
Camden Lincoln Station	Lone Tree	CO	2017	844	267	95%	1,919	2.27	2,169	2.57
Camden RiNo	Denver	CO	2020	828	233	95%	2,260	2.73	2,683	3.24
TOTAL COLORADO	9	Properties		957	2,873	96%	2,142	2.24	2,457	2.57

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	97%	2,250	2.12	2,557	2.41
Camden College Park	College Park	MD	2008	942	509	97%	1,940	2.06	2,289	2.43
Camden Dulles Station	Oak Hill	VA	2009	977	382	98%	2,335	2.39	2,644	2.71
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	2,366	2.24	2,723	2.58
Camden Fairfax Corner	Fairfax	VA	2006	934	489	96%	2,356	2.52	2,733	2.93
Camden Fallsgrove	Rockville	MD	2004	996	268	97%	2,261	2.27	2,565	2.58
Camden Grand Parc	Washington	DC	2002	672	105	95%	2,856	4.25	3,102	4.62
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	2,283	2.27	2,593	2.58
Camden Monument Place	Fairfax	VA	2007	856	368	98%	2,127	2.48	2,424	2.83
Camden Noma	Washington	DC	2014	769	321	96%	2,339	3.04	2,689	3.50
Camden Noma II	Washington	DC	2017	759	405	97%	2,398	3.16	2,732	3.60
Camden Potomac Yard	Arlington	VA	2008	832	378	97%	2,417	2.90	2,802	3.37
Camden Roosevelt	Washington	DC	2003	856	198	98%	3,295	3.85	3,690	4.31
Camden Shady Grove	Rockville	MD	2018	877	457	97%	2,146	2.45	2,440	2.78
Camden Silo Creek	Ashburn	VA	2004	975	284	98%	2,277	2.34	2,612	2.68
Camden South Capitol	Washington	DC	2013	821	281	95%	2,471	3.01	2,903	3.53
Camden Washingtonian	Gaithersburg	MD	2018	870	365	97%	2,200	2.53	2,502	2.88
TOTAL DC METRO	17	Properties		913	6,192	97%	2,314	2.53	2,650	2.90

Camden Atlantic	Plantation	FL	2022	919	269	95%	2,508	2.73	2,802	3.05
Camden Aventura	Aventura	FL	1995	1,108	379	94%	2,741	2.47	3,149	2.84
Camden Boca Raton	Boca Raton	FL	2014	843	261	97%	2,637	3.13	2,944	3.49
Camden Brickell	Miami	FL	2003	937	405	98%	3,021	3.22	3,315	3.54
Camden Doral	Miami	FL	1999	1,120	260	94%	2,704	2.41	3,022	2.70
Camden Doral Villas	Miami	FL	2000	1,253	232	95%	2,959	2.36	3,309	2.64
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	93%	2,761	2.65	3,137	3.01
Camden Plantation	Plantation	FL	1997	1,201	502	94%	2,446	2.04	2,770	2.31
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	95%	2,486	2.24	2,886	2.60
Total Southeast Florida	9	Properties		1,065	3,050	95%	2,690	2.53	3,033	2.85

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2024

(Unaudited)							4Q24 Avg Monthly		4Q24 Avg Monthly
			Year Placed	Average	Apartment	4Q24 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunters Creek	Orlando	FL	2000	1,075	270	95%	$1,927	$1.79	$2,207	$2.05
Camden Lago Vista	Orlando	FL	2005	955	366	95%	1,814	1.90	2,127	2.23
Camden Lake Eola	Orlando	FL	2021	944	360	95%	2,424	2.57	2,698	2.86
Camden LaVina	Orlando	FL	2012	969	420	95%	1,878	1.94	2,194	2.27
Camden Lee Vista	Orlando	FL	2000	937	492	96%	1,835	1.96	2,169	2.31
Camden North Quarter	Orlando	FL	2016	806	333	97%	1,895	2.35	2,101	2.61
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,759	2.15	2,042	2.50
Camden Thornton Park	Orlando	FL	2016	920	299	96%	2,091	2.27	2,350	2.55
Camden Town Square	Orlando	FL	2012	983	438	94%	1,855	1.89	2,121	2.16
Camden Waterford Lakes	Orlando	FL	2014	971	300	96%	1,920	1.98	2,171	2.24
Camden World Gateway	Orlando	FL	2000	979	408	93%	1,857	1.90	2,124	2.17
Total Orlando	11	Properties		944	3,954	95%	1,928	2.04	2,209	2.34

Camden Bay	Tampa	FL	1997/2001	943	760	97%	1,869	1.98	2,208	2.34
Camden Central	St. Petersburg	FL	2019	942	368	98%	3,386	3.59	3,800	4.03
Camden Montague	Tampa	FL	2012	972	192	96%	1,894	1.95	2,188	2.25
Camden Pier District	St. Petersburg	FL	2016	989	358	99%	3,516	3.55	3,742	3.78
Camden Preserve	Tampa	FL	1996	942	276	97%	2,082	2.21	2,386	2.53
Camden Royal Palms	Brandon	FL	2006	1,017	352	94%	1,775	1.75	2,104	2.07
Camden Visconti	Tampa	FL	2007	1,125	450	96%	2,023	1.80	2,332	2.07
Camden Westchase Park	Tampa	FL	2012	992	348	97%	2,113	2.13	2,465	2.48
Total Tampa	8	Properties		990	3,104	97%	2,298	2.32	2,630	2.66

TOTAL FLORIDA	28	Properties		995	10,108	96%	2,271	2.28	2,586	2.60

Camden Brookwood	Atlanta	GA	2002	916	359	94%	1,641	1.79	1,941	2.12
Camden Buckhead	Atlanta	GA	2022	1,087	366	91%	2,393	2.20	2,581	2.37
Camden Buckhead Square	Atlanta	GA	2015	827	250	94%	1,742	2.11	1,956	2.37
Camden Creekstone	Atlanta	GA	2002	990	223	95%	1,699	1.72	1,985	2.00
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	1,986	1.67	2,289	1.93
Camden Dunwoody	Atlanta	GA	1997	1,007	324	93%	1,752	1.74	2,065	2.05
Camden Fourth Ward	Atlanta	GA	2014	844	276	97%	2,021	2.39	2,319	2.75
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	94%	1,737	1.86	2,075	2.22
Camden Paces	Atlanta	GA	2015	1,408	379	96%	2,841	2.02	3,172	2.25
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	95%	1,796	1.75	2,118	2.06
Camden Phipps	Atlanta	GA	1996	1,010	234	87%	1,755	1.74	2,080	2.06
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	95%	1,692	1.48	2,011	1.76
Camden St. Clair	Atlanta	GA	1997	999	336	93%	1,734	1.74	2,048	2.05
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	94%	1,510	1.50	1,808	1.79
TOTAL GEORGIA	14	Properties		1,036	4,270	94%	1,906	1.84	2,203	2.13

Camden Ballantyne	Charlotte	NC	1998	1,048	400	95%	1,753	1.67	2,058	1.96
Camden Cotton Mills	Charlotte	NC	2002	905	180	94%	1,732	1.91	2,040	2.25
Camden Dilworth	Charlotte	NC	2006	857	145	95%	1,814	2.12	2,076	2.42
Camden Fairview	Charlotte	NC	1983	1,036	135	93%	1,544	1.49	1,826	1.76
Camden Foxcroft	Charlotte	NC	1979	940	156	95%	1,434	1.53	1,718	1.83
Camden Foxcroft II	Charlotte	NC	1985	874	100	97%	1,524	1.74	1,780	2.04
Camden Gallery	Charlotte	NC	2017	743	323	95%	1,953	2.63	2,210	2.97
Camden Grandview	Charlotte	NC	2000	1,060	285	94%	2,146	2.02	2,413	2.28
Camden Grandview II	Charlotte	NC	2019	2,241	28	90%	4,213	1.88	4,496	2.01
Camden NoDa	Charlotte	NC	2023	789	387	96%	1,700	2.15	1,949	2.47
Camden Sedgebrook	Charlotte	NC	1999	972	368	98%	1,631	1.68	1,903	1.96
Camden South End	Charlotte	NC	2003	878	299	96%	1,872	2.13	2,140	2.44
Camden Southline	Charlotte	NC	2015	831	266	96%	2,024	2.44	2,255	2.71
Camden Stonecrest	Charlotte	NC	2001	1,098	306	95%	1,748	1.59	2,062	1.88
Camden Touchstone	Charlotte	NC	1986	899	132	95%	1,444	1.61	1,727	1.92
Total Charlotte	15	Properties		936	3,510	95%	1,796	1.92	2,068	2.21

Camden Asbury Village	Raleigh	NC	2009	1,009	350	96%	1,604	1.59	1,869	1.85
Camden Carolinian	Raleigh	NC	2017	1,118	186	93%	2,320	2.07	2,548	2.28
Camden Crest	Raleigh	NC	2001	1,012	442	96%	1,505	1.49	1,770	1.75
Camden Durham	Durham	NC	2024	892	420	Lease-Up	1,824	2.05	1,924	2.16
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	97%	1,656	1.58	1,965	1.88
Camden Lake Pine	Apex	NC	1999	1,066	446	96%	1,612	1.51	1,911	1.79
Camden Manor Park	Raleigh	NC	2006	966	484	96%	1,538	1.59	1,800	1.86
Camden Overlook	Raleigh	NC	2001	1,060	322	95%	1,650	1.56	1,956	1.85
Camden Reunion Park	Apex	NC	2000/2004	972	420	94%	1,453	1.50	1,762	1.81
Camden Westwood	Morrisville	NC	1999	1,022	360	96%	1,556	1.52	1,843	1.80
Total Raleigh	10	Properties		1,007	3,672	96%	1,631	1.62	1,891	1.88

TOTAL NORTH CAROLINA	25	Properties		972	7,182	95%	1,712	1.76	1,979	2.03

Camden Franklin Park	Franklin	TN	2018	967	328	90%	2,034	2.10	2,232	2.31
Camden Music Row	Nashville	TN	2016	903	430	95%	2,367	2.62	2,509	2.78
TOTAL TENNESSEE	2	Properties		931	758	93%	2,223	2.39	2,389	2.57

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2024

(Unaudited)							4Q24 Avg Monthly		4Q24 Avg Monthly
			Year Placed	Average	Apartment	4Q24 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks	Austin	TX	2009	862	348	95%	$1,441	$1.67	$1,761	$2.04
Camden Amber Oaks II	Austin	TX	2012	910	244	93%	1,517	1.67	1,872	2.06
Camden Brushy Creek	Cedar Park	TX	2008	882	272	95%	1,503	1.70	1,735	1.97
Camden Cedar Hills	Austin	TX	2008	911	208	95%	1,663	1.82	1,983	2.18
Camden Gaines Ranch	Austin	TX	1997	955	390	94%	1,870	1.96	2,209	2.31
Camden Huntingdon	Austin	TX	1995	903	398	95%	1,543	1.71	1,851	2.05
Camden La Frontera	Austin	TX	2015	901	300	94%	1,563	1.73	1,804	2.00
Camden Lamar Heights	Austin	TX	2015	838	314	96%	1,755	2.09	1,977	2.36
Camden Rainey Street	Austin	TX	2016	873	326	87%	1,978	2.26	2,230	2.55
Camden Shadow Brook	Austin	TX	2009	909	496	92%	1,402	1.54	1,659	1.83
Camden Stoneleigh	Austin	TX	2001	908	390	94%	1,655	1.82	1,963	2.16
Total Austin	11	Properties		897	3,686	94%	1,621	1.81	1,906	2.12

Camden Addison	Addison	TX	1996	942	456	95%	1,576	1.67	1,829	1.94
Camden Belmont	Dallas	TX	2010/2012	946	477	93%	1,795	1.90	2,044	2.16
Camden Buckingham	Richardson	TX	1997	919	464	95%	1,529	1.66	1,841	2.00
Camden Centreport	Ft. Worth	TX	1997	912	268	95%	1,516	1.66	1,815	1.99
Camden Cimarron	Irving	TX	1992	772	286	93%	1,569	2.03	1,838	2.38
Camden Design District	Dallas	TX	2009	939	355	96%	1,690	1.80	1,927	2.05
Camden Farmers Market	Dallas	TX	2001/2005	932	904	94%	1,545	1.66	1,789	1.92
Camden Greenville	Dallas	TX	2017/2018	1,028	558	95%	2,074	2.02	2,251	2.19
Camden Henderson	Dallas	TX	2012	966	106	94%	1,962	2.03	2,223	2.30
Camden Legacy Creek	Plano	TX	1995	831	240	96%	1,664	2.00	1,934	2.33
Camden Legacy Park	Plano	TX	1996	870	276	96%	1,752	2.01	2,025	2.33
Camden Panther Creek	Frisco	TX	2009	946	295	95%	1,732	1.83	2,025	2.14
Camden Riverwalk	Grapevine	TX	2008	989	600	96%	1,872	1.89	2,154	2.18
Camden Valley Park	Irving	TX	1986	743	516	95%	1,409	1.90	1,718	2.31
Camden Victory Park	Dallas	TX	2016	861	423	96%	2,020	2.35	2,290	2.66
Total Dallas/Ft. Worth	15	Properties		913	6,224	95%	1,703	1.86	1,967	2.15

Camden City Centre	Houston	TX	2007	932	379	93%	1,611	1.73	1,930	2.07
Camden City Centre II	Houston	TX	2013	869	268	95%	1,565	1.80	1,857	2.14
Camden Cypress Creek	Cypress	TX	2009	993	310	95%	1,561	1.57	1,845	1.86
Camden Cypress Creek II	Cypress	TX	2020	950	234	97%	1,602	1.69	1,891	1.99
Camden Downs at Cinco Ranch	Katy	TX	2004	1,075	318	95%	1,664	1.55	1,934	1.80
Camden Downtown	Houston	TX	2020	1,052	271	94%	2,537	2.41	2,869	2.73
Camden Grand Harbor	Katy	TX	2008	959	300	93%	1,490	1.55	1,750	1.82
Camden Greenway	Houston	TX	1999	861	756	97%	1,525	1.77	1,791	2.08
Camden Heights	Houston	TX	2004	927	352	96%	1,700	1.83	2,011	2.17
Camden Highland Village	Houston	TX	2014/2015	1,172	552	94%	2,445	2.09	2,665	2.27
Camden Holly Springs	Houston	TX	1999	934	548	95%	1,463	1.57	1,753	1.88
Camden Long Meadow Farms	Richmond	TX	2024	1,462	188	Lease-Up	2,526	1.73	2,511	1.72
Camden McGowen Station	Houston	TX	2018	1,004	315	93%	2,104	2.09	2,410	2.40
Camden Midtown	Houston	TX	1999	844	337	95%	1,552	1.84	1,853	2.19
Camden Northpointe	Tomball	TX	2008	940	384	92%	1,409	1.50	1,699	1.81
Camden Plaza	Houston	TX	2007	915	271	98%	1,768	1.93	2,044	2.24
Camden Post Oak	Houston	TX	2003	1,200	356	96%	2,667	2.22	2,968	2.47
Camden Royal Oaks	Houston	TX	2006	923	236	98%	1,571	1.70	1,659	1.80
Camden Royal Oaks II	Houston	TX	2012	1,054	104	94%	1,783	1.69	1,902	1.80
Camden Spring Creek	Spring	TX	2004	1,080	304	94%	1,531	1.42	1,810	1.68
Camden Stonebridge	Houston	TX	1993	845	204	97%	1,296	1.53	1,599	1.89
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	1,468	1.59	1,731	1.88
Camden Travis Street	Houston	TX	2010	819	253	96%	1,505	1.84	1,795	2.19
Camden Vanderbilt	Houston	TX	1996/1997	863	894	95%	1,630	1.89	1,942	2.25
Camden Whispering Oaks	Houston	TX	2008	936	274	96%	1,488	1.59	1,774	1.89
Camden Woodmill Creek	Spring	TX	2024	1,434	189	Lease-Up	2,384	1.66	2,607	1.82
Camden Woodson Park	Houston	TX	2008	916	248	94%	1,383	1.51	1,657	1.81
Camden Yorktown	Houston	TX	2008	995	306	96%	1,400	1.41	1,667	1.68
Total Houston	28	Properties		975	9,531	95%	1,720	1.76	1,983	2.03

TOTAL TEXAS	54	Properties		941	19,441	95%	1,696	1.80	1,963	2.09

TOTAL PROPERTIES	174	Properties		965	58,858	95%	$1,995	$2.07	$2,291	$2.38